JOINT FILER INFORMATION
                             -----------------------

NAME: DANIEL B. ZWIRN
----

ADDRESS:   c/o D.B. Zwirn & Co., L.P.
-------    745 Fifth Avenue, 18th Floor
           New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 26, 2007
---------------------------------

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
----

ADDRESS:   c/o Goldman Sachs (Cayman) Trust, Limited
-------    P.O. Box 896
           George Town
           Harbour Centre, 2nd Floor
           Grand Cayman, Cayman Islands
           British West Indies

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 26, 2007
---------------------------------

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
----

ADDRESS:   c/o D.B. Zwirn & Co., L.P.
-------    745 Fifth Avenue, 18th Floor
           New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 26, 2007
---------------------------------

                             JOINT FILER INFORMATION

NAME: ZWIRN HOLDINGS, LLC
----

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
-------   745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 26, 2007
---------------------------------

                             JOINT FILER INFORMATION

NAME: DBZ GP, LLC
----

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
-------   745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Community Bankers Acquisition Corp. (BTC)
------------------------

DATE OF EVENT REQUIRING STATEMENT: September 26, 2007
---------------------------------